UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2008

Commission file number 1-10948

OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 7, 2008, Office Depot, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Company’s Credit Agreement, dated and effective as of February 25, 2008, with the banks, financial institutions and other institutional lenders (collectively, the “Lenders”) party to the Credit Agreement (defined below) and Wachovia Bank, National Association, as Administrative Agent (the “Agent”), amending the Five Year Credit Agreement, dated as of May 25, 2007 (as theretofore amended, modified or supplemented, the “Credit Agreement”) by and among the Company, the Lenders and the Agent. The Amendment amends the Credit Agreement by, among other things, (i) revising the minimum Fixed Charge Coverage Ratio (as defined in the Credit Agreement, as so amended) required to be maintained by the Company, (ii) deleting the ability of the Company and its subsidiaries to incur liens relating to an accounts receivable securitization program and the ability to sell assets in connection with any such securitization program, (iii) limiting the Company’s liens securing other debt, (iv) imposing restrictions on the Company’s ability to make investments and acquisitions, subject to certain baskets set forth in the Amendment, (v) imposing restrictions on the Company’s ability to repurchase or redeem shares of its stock, subject to certain baskets set forth in the Amendment, and (vi) permitting certain liens, investments and debt which were in existence as of February 25, 2008 and set forth on revised schedules to the Credit Agreement.

Such amendments (other than the amendments described in sub-clause (vi) above) shall be rescinded and of no further force and effect on the date that the Fixed Charge Coverage Ratio is not less than 1.70 to 1.00, measured as of the last day of each of the two fiscal quarters ended immediately prior to such date (the “Rescission Date”). Upon the occurrence of the Rescission Date, the terms of the Credit Agreement which were amended by the Amendment (to the extent so rescinded as described above) revert to their respective terms as in effect prior to the effectiveness of the Amendment and the new provisions set forth in the Amendment, to the extent so rescinded, shall be of no further force and effect.

The Company paid each Lender executing the Amendment a fee as set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this report by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.1	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1
Amendment No. 1 to the Credit Agreement, effective as of February 25, 2008, between Office Depot, Inc., the Lenders referred to therein and Wachovia Bank, National Association, as agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: March 10, 2008	By:	Elisa D. Garcia C.

/s/ Elisa D. Garcia C.
Executive Vice President, General Counsel
and Corporate Secretary